UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2013

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 30, 2013, the following proposals were submitted to the stockholders of Hansen Medical, Inc. (the “Company”) at its 2013 annual meeting of stockholders.

1.	To elect two directors to hold office until the 2016 annual meeting of stockholders;

2.	To amend the Company’s amended and restated certificate of incorporation to increase the total number of authorized shares from 110,000,000 to 210,000,000, thereby increasing the authorized shares of common stock from 100,000,000 to 200,000,000; and

3.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

The proposals were described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2013. Of the 67,514,319 shares eligible to vote as of the April 2, 2013 record date, 60,594,394 votes, or approximately 89.8% of the total shares outstanding, were represented at the meeting. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2016 annual meeting of stockholders.

Director	Votes For	Withheld	Broker Non-Votes
Kevin Hykes	35,182,944	4,669,202	20,742,248
Nadim Yared	38,922,602	929,544	20,742,248

Proposal 2: Approval of Certificate of Amendment: the stockholders of the Company approved the amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Amendment”) to increase the total number of authorized shares from 110,000,000 to 210,000,000, thereby increasing the authorized shares of common stock from 100,000,000 to 200,000,000.

For	Against	Abstained	Broker Non-Votes
56,595,811	3,273,469	725,114	0

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstained	Broker Non-Votes
60,082,134	333,204	179,056	0

Following stockholder approval of Proposal 2, the Company filed the Certificate of Amendment with the Delaware Secretary of State on May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: June 4, 2013	/s/ Peter J. Mariani
Peter J. Mariani
Chief Financial Officer

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